Exhibit 99.2

QUARTERLY FINANCIAL SUPPLEMENTAL | **MARCH 31, 2016**

INVESTOR RELATIONS
Margaret Daniels, CFA
Director, Investor Relations and Strategy
mdaniels@kiterealty.com
317 713 7644

QUARTERLY FINANCIAL SUPPLEMENT – MARCH 31, 2016

PAGE NO.	TABLE OF CONTENTS

3	Corporate Profile
4	Contact Information
5	Important Notes
6	Consolidated Balance Sheets
7	Consolidated Statements of Operations for the Three Months Ended March 31
8	Funds from Operations and Adjusted Funds from Operations for the Three Months Ended March 31
9	Other Financial Information
10	Market Capitalization
10	Ratio of Debt to Total Undepreciated Assets as of March 31
10	Ratio of Company Share of Net Debt to EBITDA as of March 31
11	Same Property Net Operating Income for the Three Months Ended March 31
12	Net Operating Income by Quarter
13	Consolidated Joint Venture Summary
14	Summary of Outstanding Debt as of March 31
15	Maturity Schedule of Outstanding Debt as of March 31
17	Top 10 Retail Tenants by Total Gross Leasable Area
18	Top 25 Tenants by Annualized Base Rent
19	Retail Leasing Summary
20	Lease Expirations – Operating Portfolio
21	Lease Expirations – Retail Anchor Tenants
22	Lease Expirations – Retail Shops
23	Lease Expirations – Office Tenants
24	Development Projects Under Construction
25	In-Process Redevelopment, Reposition, and Repurpose Projects
26	Redevelopment, Reposition, and Repurpose Opportunities
27	Geographic Diversification – Annual Base Rent by State
28	Operating Retail Portfolio Summary Report
33	Operating Office Properties
34	Components of Net Asset Value
35	Earnings Guidance – 2016

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) engaged primarily in the ownership and operation, acquisition, development and redevelopment of high-quality neighborhood and community shopping centers in select markets in the United States. As of March 31, 2016, we owned interests in 118 properties totaling approximately 23.4 million square feet and an additional 0.6 million square feet in three development projects currently under construction.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of acquisitions and redevelopments. New investments are focused in the shopping center sector in markets where we currently operate and where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of March 31, 2016

	# of Properties	Total GLA /NRA[1]	Owned GLA /NRA[1]
Operating Retail Properties	108	21,588,379	15,025,692
Operating Office Properties	2	394,473	394,473
Redevelopment Properties	8	1,422,615	1,225,978
Total Operating and Redevelopment Properties	118	23,405,467	16,646,143
Development Projects:	3	643,221	540,856
Total All Properties	121	24,048,688	17,186,999
	Retail	Office	Total
Operating Properties – Leased Percentage[1]	95.4%	91.2%	95.3%

States			20

Stock Listing: New York Stock Exchange symbol: KRG

____________________
1	Excludes square footage of structures located on land owned by the company and ground leased to tenants.

p. 3	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Margaret Daniels, CFA	Robert W. Baird & Co.	KeyBanc Capital Markets
Director, Investor Relations and Strategy	Mr. RJ Milligan	Mr. Jordan Sadler/Mr. Todd Thomas
Kite Realty Group Trust	(813) 273-8252	(917) 368-2280/(917) 368-2286
30 South Meridian Street, Suite 1100	rjmilligan@rwbaird.com	tthomas@keybanccm.com
Indianapolis, IN 46204		jsadler@keybanccm.com
(317) 713-7644	Bank of America/Merrill Lynch
mdaniels@kiterealty.com	Mr. Jeffrey Spector/Mr. Craig Schmidt	Raymond James
	(646) 855-1363/(646) 855-3640	Mr. Paul Puryear/Mr. Collin Mings
Transfer Agent:	jeff.spector@baml.com	(727) 567-2253/(727) 567-2585
	craig.schmidt@baml.com	paul.puryear@raymondjames.com
Broadridge Financial Solutions		collin.mings@raymondjames.com
Ms. Kristen Tartaglione	Capital One Securities, Inc.
2 Journal Square, 7th Floor	Mr. Christopher Lucas/Mr. Vineet Khanna	Sandler O’Neill
Jersey City, NJ 07306	(571) 633-8151/(571) 835-7013	Mr. Alexander Goldfarb
(201) 714-8094	christopher.lucas@capitalone.com	(212) 466-7937
	vineet.khanna@capitalone.com	agoldfarb@sandleroneill.com
Stock Specialist:
	Citigroup Global Markets	Stifel, Nicolaus & Company, Inc.
GTS	Mr. Michael Bilerman/Ms. Christy McElroy	Mr. Nathan Isbee/Ms. Jennifer Hummert
545 Madison Avenue	(212) 816-1383/(212) 816-6981	(443) 224-1346/(443) 224-1288
15th Floor	michael.bilerman@citigroup.com	nisbee@stifel.com
New York, NY 10022	christy.mcelroy@citigroup.com	hummertj@stifel.com
(212) 715-2830
	DA Davidson	Wells Fargo Securities, LLC
	Mr. James O. Lykins	Mr. Jeffrey J. Donnelly, CFA /Ms. Tamara Fique
	(503) 603-3041	(617) 603-4262/(443) 263-6568
	jlykins@dadco.com	jeff.donnelly@wellsfargo.com
tamara.fique@wellsfargo.com
Hilliard Lyons
Ms. Carol L. Kemple
(502) 588-1839
ckemple@hilliard.com

p. 4	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

IMPORTANT NOTES

Interim Information
This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Annual Report on Form 10-Q for the quarter ended March 31, 2016 to be filed on or about May 6, 2016, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements
This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•
national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources;

•	financing risks, including the availability of and costs associated with sources of liquidity;

•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;

•	the level and volatility of interest rates;

•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;

•	the competitive environment in which the Company operates;

•	acquisition, disposition, development and joint venture risks;

•	property ownership and management risks;

•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;

•	potential environmental and other liabilities;

•	impairment in the value of real estate property the Company owns;

•	risks related to the geographical concentration of our properties in Florida, Indiana and Texas;

•	insurance costs and coverage;

•	risks related to cybersecurity attacks and the loss of confidential information and other business disruptions;

•	other factors affecting the real estate industry generally; and

•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form

10-K for the fiscal year ended December 31, 2015, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations
Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for a severance charge in 2016 and merger and acquisition costs in 2015. We believe this supplemental information provides a meaningful measure of our operating performance. We believe our presentation of adjusted FFO provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income
Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

p. 5	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

($ in thousands)
	March 31, 2016	December 31, 2015
Assets:
Investment properties, at cost	$3,947,922	$3,933,140
Less: accumulated depreciation	(461,051)	(432,295)
	3,486,871	3,500,845

Cash and cash equivalents	23,307	33,880
Tenant and other receivables, including accrued straight-line rent of $25,230 and $23,809 respectively, net of allowance for uncollectible accounts	52,406	51,101
Restricted cash and escrow deposits	13,345	13,476
Deferred costs and intangibles, net	143,028	148,274
Prepaid and other assets	10,793	8,852
Total Assets	$3,729,750	$3,756,428
Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness, net	$1,730,787	$1,724,449
Accounts payable and accrued expenses	81,772	81,356
Deferred revenue and other liabilities	127,484	131,559
Total Liabilities	1,940,043	1,937,364
Commitments and contingencies
Limited Partners’ interests in the Operating Partnership and other redeemable noncontrolling interests	99,021	92,315
Shareholders’ Equity:
Kite Realty Group Trust Shareholders’ Equity:
Common Shares, $.01 par value, 225,000,000 shares authorized, 83,364,216 and 83,334,865 shares issued and outstanding at March 31, 2016 and December 31, 2015, respectively	834	833
Additional paid in capital	2,044,266	2,050,545
Accumulated other comprehensive loss	(9,290)	(2,145)
Accumulated deficit	(345,822)	(323,257)
Total Kite Realty Group Trust Shareholders’ Equity	1,689,988	1,725,976
Noncontrolling Interests	698	773
Total Equity	1,690,686	1,726,749
Total Liabilities and Equity	$3,729,750	$3,756,428

p. 6	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

($ in thousands, except per share data)
	Three Months Ended March 31,
	2016	2015
Revenue:
Minimum rent	$67,463	$65,479
Tenant reimbursements	18,155	18,615
Other property related revenue	2,932	2,734
Total revenue	88,550	86,828
Expenses:
Property operating	12,192	12,724
Real estate taxes	11,135	10,021
General, administrative, and other	5,291	5,006
Merger and acquisition costs	—	159
Depreciation and amortization	42,240	40,435
Total expenses	70,858	68,345
Operating income	17,692	18,483
Interest expense	(15,325)	(13,933)
Income tax expense of taxable REIT subsidiary	(410)	(55)
Other income, net	18	4
Income from continuing operations	1,975	4,499
Gain on sales of operating properties	—	3,363
Net income	1,975	7,862
Net income attributable to noncontrolling interest	(573)	(683)
Dividends on preferred shares	—	(2,114)
Net income attributable to Kite Realty Group Trust common shareholders	$1,402	$5,065

Income per common share - basic and diluted	$0.02	$0.06

Weighted average common shares outstanding - basic	83,348,507	83,532,092
Weighted average common shares outstanding - diluted	83,490,979	83,625,352
Common dividends declared per common share	$0.2875	$0.2725

p. 7	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS[1]

($ in thousands, except share and per share data)
	Three Months Ended March 31,
	2016	2015
Funds From Operations
Consolidated net income	$1,975	$7,862
Less: cash dividends on preferred shares	—	(2,114)
Less: net income attributable to noncontrolling interests in properties	(461)	(587)
Less: gains on sales of operating properties	—	(3,363)
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	42,052	40,293
Funds From Operations of the Kite Portfolio[1]	43,566	42,091
Less: Limited Partners' interests in Funds From Operations	(981)	(807)
Funds From Operations attributable to Kite Realty Group Trust common shareholders	$42,585	$41,284
FFO per share of the Operating Partnership - basic	$0.51	$0.49
FFO per share of the Operating Partnership - diluted	$0.51	$0.49

Funds From Operations of the Kite Portfolio[1]	$43,566	$42,091
Add: merger and acquisition costs	—	159
Add: severance charge	500	$—
Funds From Operations of the Kite Portfolio, as adjusted	$44,066	$42,250
FFO per share of the Operating Partnership, as adjusted - basic	$0.52	$0.50
FFO per share of the Operating Partnership, as adjusted - diluted	$0.52	$0.50

Weighted average Common Shares outstanding - basic	83,348,507	83,532,092
Weighted average Common Shares outstanding - diluted	83,490,979	83,625,352
Weighted average Common Shares and Units outstanding - basic	85,271,012	85,172,613
Weighted average Common Shares and Units outstanding - diluted	85,413,485	85,265,873

Reconciliation of FFO, as adjusted, to Adjusted Funds from Operations (AFFO)
Total FFO of the Kite Portfolio, as adjusted	$44,066	$42,250
Add:
Depreciation of non-real estate assets	233	142
Amortization of deferred financing costs	835	900
Non-cash compensation expense	1,050	806
Less:
Straight-line rent	1,443	1,278
Market rent amortization income	1,208	797
Amortization of debt premium	1,015	1,601
Other cash and non-cash adjustments	500	486
Maintenance capital expenditures	171	856
Revenue enhancing tenant improvements – retail	2,098	768
Revenue enhancing tenant improvements – office	—	113
External leasing commissions	494	367
Total AFFO of the Kite Portfolio[2]	$39,255	$37,832
Total AFFO per share of the Operating Partnership[2] - basic and diluted	$0.46	$0.44

____________________
1
“Funds From Operations of the Kite Portfolio" measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

2	Excludes severance charge and merger and acquisition costs.

p. 8	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

OTHER FINANCIAL INFORMATION

($ in thousands)
	Three Months Ended March 31,
	2016	2015
Other Financial Information:
Capital expenditures:[1]
Tenant improvements - Retail	$2,098	$768
Tenant improvements - Office	—	113
Leasing commissions - Retail	494	367
Leasing commissions - Office	—	—
Maintenance capital expenditures[2]	171	856
Scheduled debt principal payments	1,449	1,641
Straight line rent	1,443	1,278
Market rent amortization income from acquired leases	1,208	797
Amortization of debt premium	1,015	1,601
Amortization of deferred financing costs	835	900
Non-cash compensation expense	1,050	806
Capitalized interest cost	1,409	1,205
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet	109,753	111,543
Acreage of undeveloped, vacant land in the operating portfolio[3]	35.1

	March 31, 2016	December 31, 2015
Investment properties, at cost:
Land, building and improvements[3]	$3,792,228	$3,752,622
Furniture, equipment and other	7,109	6,960
Land held for development	34,975	34,975
Construction in progress	113,610	138,583
Total	$3,947,922	$3,933,140

____________________
1	Excludes landlord work, tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.
2	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
3	Includes undeveloped vacant land with a book value $11.5 million at March 31, 2016.

p. 9	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

MARKET CAPITALIZATION AS OF MARCH 31, 2016

($ in thousands, except share data)
	Percent of Total Equity	Total Market Capitalization	Percent of Total Market Capitalization
Equity Capitalization:
Total Common Shares Outstanding	97.7%	83,364,216
Operating Partnership ("OP") Units Outstanding	2.3%	1,945,840
Combined Common Shares and OP Units	100.0%	85,310,056
Market Price of Common Shares		$27.71
Total Equity Capitalization		2,363,942	58%
Debt Capitalization:
Company Consolidated Outstanding Debt		1,730,787
Less: Debt Premium and Issuance Costs, net		(6,458)
Less: Partner Share of Consolidated Joint Venture Debt[1]		(13,749)
Company Share of Outstanding Debt		1,710,580
Less: Cash and Cash Equivalents		(23,307)
Total Net Debt Capitalization		1,687,273	42%
Total Enterprise Value		$4,051,215	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS
Consolidated Undepreciated Real Estate Assets		$3,947,922
Company Share of Unconsolidated Real Estate Assets[2]		2,500
Escrow and Other Deposits		13,345
		3,963,767
Total Consolidated Debt		1,730,787
Less: Debt Premium and Issuance Costs, net		(6,458)
Less: Cash and Cash Equivalents		(23,307)
		$1,701,022
Ratio of Debt to Total Undepreciated Real Estate Assets		42.9%

RATIO OF COMPANY SHARE OF NET DEBT TO EBITDA
Company Share of Consolidated Debt		$1,710,580
Less: Cash and Cash Equivalents		(23,307)
		1,687,273
Q1 2016 EBITDA, Annualized:
- Consolidated EBITDA [3]	$241,728
- Unconsolidated EBITDA	137
- Minority Interest EBITDA[1]	(1,844)	240,021
Net Debt to EBITDA		7.0x

____________________
1	See page 13 for details.
2	Included in prepaid and other assets on Consolidated Balance Sheets.
3	Excludes severance charge.

p. 10	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

SAME PROPERTY NET OPERATING INCOME (NOI)

($ in thousands)
	Three Months Ended March 31,
	2016	2015	% Change
Number of properties for the quarter[1]	102	102

Leased percentage	95.5%	94.9%
Economic Occupancy percentage[2]	93.7%	93.2%

Minimum rent	$54,351	$53,344
Tenant recoveries	15,335	15,619
Other income	325	274
	70,011	69,237

Property operating expenses	(8,518)	(9,814)
Real estate taxes	(9,269)	(8,921)
	(17,787)	(18,735)
Net operating income - same properties[3]	$52,224	$50,502	3.4%

Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$52,224	$50,502
Net operating income - non-same activity[4]	12,999	13,581
Other expense, net	(392)	(51)
General, administrative and other	(5,291)	(5,006)
Merger and acquisition costs	—	(159)
Depreciation expense	(42,240)	(40,435)
Interest expense	(15,325)	(13,933)
Gains on sales of operating properties	—	3,363
Net income attributable to noncontrolling interests	(573)	(683)
Dividends on preferred shares	—	(2,114)
Net income attributable to common shareholders	$1,402	$5,065

____________________
1	Same property analysis excludes operating properties in redevelopment as well as office properties (Thirty South Meridian and Eddy Street Commons).
2	Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement during the period.
3
Same property net operating income excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior year expense recoveries and adjustments, if any.

4
Includes non-cash accounting items across the portfolio as well as net operating income from properties not included in the same property pool. The change between years largely reflects the sales of operating properties in 2015, net of acquired properties and development projects, not yet in the same property pool.

The Company believes that Net Operating Income ("NOI") is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

p. 11	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

NET OPERATING INCOME BY QUARTER

($ in thousands)
	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Revenue:
Minimum rent[5]	$67,463	$67,139	$66,279	$64,897	$65,479
Tenant reimbursements	18,155	18,344	16,787	16,489	18,615
Other property related revenue[1]	2,300	2,417	3,355	1,857	1,910
Overage rent	164	845	175	33	358
Parking revenue, net[2]	45	145	156	65	61
	88,127	88,890	86,752	83,341	86,423
Expenses:
Property operating - Recoverable[3]	9,764	10,552	9,321	9,640	10,892
Property operating - Non-Recoverable[3]	2,181	2,666	2,440	1,938	1,590
Real estate taxes	10,959	10,910	9,883	9,584	9,858
	22,904	24,128	21,644	21,162	22,340
Net Operating Income - Properties	65,223	64,762	65,108	62,179	64,083
Other Income (Expense):
General, administrative, and other	(4,791)	(4,578)	(4,559)	(4,566)	(5,006)
Severance charge	(500)	—	—	—	—
Merger and acquisition costs	—	—	(1,089)	(302)	(159)
Non-cash gain from release of assumed earnout liability	—	4,832	—	—	—
Impairment charge	—	(1,592)	—	—	—
	(5,291)	(1,338)	(5,648)	(4,868)	(5,165)
Earnings Before Interest, Taxes, Depreciation and Amortization	59,932	63,424	59,460	57,311	58,918
Depreciation and amortization	(42,240)	(43,116)	(42,549)	(41,212)	(40,435)
Interest expense	(15,325)	(15,437)	(13,881)	(13,181)	(13,933)
Income tax expense of taxable REIT subsidiary	(410)	(52)	(9)	(69)	(55)
Non-cash gain on debt extinguishment	—	5,645	—	—	—
Gain on settlement	—	—	—	4,520	—
Other income (expense), net	18	(61)	(60)	(134)	4
Income From Continuing Operations	1,975	10,403	2,961	7,235	4,499
Gains on sales of operating properties	—	854	—	—	3,363
Net income	1,975	11,257	2,961	7,235	7,862
Less: Net income attributable to noncontrolling interests	(573)	(572)	(435)	(508)	(683)
Less: Dividends on preferred shares	—	(1,535)	(2,114)	(2,114)	(2,114)
Less: Non-cash adjustment for redemption of preferred shares	—	(3,797)	—	—	—
Net income attributable to Kite Realty Group Trust	$1,402	$5,353	$412	$4,613	$5,065
NOI/Revenue	74.0%	72.9%	75.1%	74.6%	74.2%
Recovery Ratios[4]
- Retail Only	89.2%	87.3%	90.1%	89.0%	91.3%
- Consolidated	87.6%	85.5%	87.4%	85.8%	89.7%

____________________
1
Other property related revenue for the three months ended March 31, 2016 includes $1.2 million pre-tax from the sale of residential units at Eddy Street Commons, a $0.5 million gain from the sale of a land parcel, and $0.5 million of lease termination income.

2
Parking revenue, net represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage. In the three months ended March 31, 2016, this amount was calculated as revenue of $468,000 less real estate taxes and property operating expenses of $176,000 and $247,000, respectively.

3
Recoverable expenses include total management fee expense (or G&A expense of $1.2 million) allocable to the property operations in the three months ended March 31, 2016, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt, ground rent, and professional fees.

4	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.
5	Minimum rent includes $4.7 million in ground lease-related revenue for the three months ended March 31, 2016.

p. 12	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

CONSOLIDATED JOINT VENTURE SUMMARY

As of March 31, 2016

($ in thousands)

Ownership
Joint Venture Entity	Location (MSA)	Owned GLA	KRG Ownership %	Current KRG Economic %[1]
Delray Marketplace	Delray, FL	260,255	50%	98%
Fishers Station[2]	Indianapolis, IN	71,943	25%	88%
Pan Am Plaza	Indianapolis, IN	—	85%	85%
Crossing at Killingly Commons	Killingly, CT	208,929	55%	90%
Territory Portfolio[3]	Las Vegas, NV	847,690	78%	94%
Balance Sheet		Current Partner Economic %
Joint Venture Entity	3/31/2016 Debt Balance		Partner Share of Debt	Redeemable Noncontrolling Interest
Delray Marketplace	$56,833	2%	$1,138	$—
Fishers Station[2]	3,127	12%	375	—
Pan Am Plaza	—	15%	—	—
Crossing at Killingly Commons	33,000	10%	3,300	11,362
Territory Portfolio[3]	148,940	6%	8,936	32,738
Total	$241,900		$13,749	$44,100
Income Statement
Joint Venture Entity			Total Quarterly Minority Interest	Annualized Minority Interest
Delray Marketplace			$—	$—	KRG has an 8% cumulative preferred return
Fishers Station[2]			29	116	Partner receives a fixed annual payment
Pan Am Plaza			—	—	Project currently in Land Held For Development
Crossing at Killingly Commons			132	528	Partner receives a fixed annual preferred payment of 5.5% on $9.6 million
Territory Portfolio[3]			300	1,200	Partner receives a fixed annual preferred payment of 4% on $30 million
Total			$461	$1,844

____________________
1	Economic ownership % represents the Company's share of cash flow.
2	Joint Venture entity also owns a portion of Fishers Station shopping center.
3	Joint Venture includes six operating properties located in Las Vegas.

p. 13	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

SUMMARY OF OUTSTANDING DEBT AS OF MARCH 31, 2016

($ in thousands)

TOTAL OUTSTANDING DEBT[1]

	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt	$1,460,714	84%	4.12%	5.3
Variable Rate Debt [2]	263,615	16%	1.97%	3.7
Net Debt Premiums and Issuance Costs, Net	6,458	N/A	N/A	N/A
Total	$1,730,787	100%	3.80%	5.1

SCHEDULE OF MATURITIES BY YEAR
	Secured Debt
	Scheduled Principal Payments	Term Maturities	Unsecured[3]	Total Outstanding Debt
2016	$4,047	$221,357	$—	$225,404
2017	5,103	17,020	—	22,123
2018	5,335	62,584	—	67,919
2019	5,255	—	68,100	73,355
2020	5,200	42,339	400,000	447,539
2021	3,907	159,875	—	163,782
2022	1,053	150,878	100,000	251,931
2023	806	214,940	95,000	310,746
2024 And Beyond	6,430	100	155,000	161,530
Net Debt Premiums and Issuance Costs, Net	6,458	—	—	6,458
Total	$43,594	$869,093	$818,100	$1,730,787

____________________
1
Calculations on fixed rate debt include the portion of variable rate debt that has been hedged; therefore, calculations on variable rate debt exclude the portion of variable rate debt that has been hedged. $495.3 million in variable rate debt is hedged for a weighted average 1.8 years.

2
The Company executed a $150 million forward, starting June 30, 2016, 5 year hedge that is not currently being reflected in the fixed/variable ratio. If included in this period the variable ratio would be 8% and the weighted average interest would be 3.9%.

3
This presentation reflects the Company's exercise of its options to extend the maturity dates by one year to July 1, 2019 for the Company's unsecured credit facility and its option to extend the maturity date by six months to January 1, 2020 for the Company's unsecured term loan.

p. 14	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2016

($ in thousands)
Property	Lender(s)	Interest Rate[1]	Maturity Date	Total Commitment	Balance as of March 31, 2016	% of Total Outstanding

Mullins Crossing	CMBS	5.50%	9/6/2016		20,355
Pine Ridge Crossing	CMBS	6.34%	10/11/2016		16,585
Riverchase Plaza	CMBS	6.34%	10/11/2016		9,951
Traders Point	CMBS	5.86%	10/11/2016		42,505
Parkside Town Commons[2]	Huntington Bank (Admin Agent)	LIBOR + 210	11/21/2016	85,950	75,943
Delray Marketplace[3]	Bank of America/US Bank	LIBOR + 175	11/18/2016		56,833
2016 Debt Maturities					222,172	12.9%

Geist Pavilion	CMBS	5.78%	1/1/2017		10,514
Pleasant Hill Commons	John Hancock Life Ins	6.00%	6/1/2017		6,731
2017 Debt Maturities					17,245	1.0%

Colonial Square & Village Walk	CMBS	5.50%	1/1/2018		25,000
Whitehall Pike	CMBS	6.71%	7/5/2018		5,595
Perimeter Woods	Jackson National Life Insurance	6.02%	9/1/2018		33,330
2018 Debt Maturities					63,925	3.7%

Unsecured Credit Facility[4,5]	KeyBank (Admin. Agent)	LIBOR + 140	7/1/2019		68,100
2019 Debt Maturities					68,100	3.9%

Unsecured Term Loan[5,6]	KeyBank (Admin. Agent)	LIBOR + 135	1/1/2020		400,000
Fishers Station[3]	Old National Bank	LIBOR + 225	1/4/2020		7,093
Lake City Commons/12th Street Plaza/University Town Center II	CMBS	5.70%	9/1/2020		20,700
Thirty South	Associated Bank	LIBOR + 205	12/31/2020		17,993
2020 Debt Maturities					445,786	25.9%

Waxahachie Crossing	CMBS	5.55%	3/1/2021		7,750
International Speedway Square	CMBS	5.77%	4/1/2021		19,613
Lima Marketplace	CMBS	5.80%	4/1/2021		8,383
Bell Oaks Centre	CMBS	5.59%	4/1/2021		6,548
Northcrest Shopping Center	CMBS	5.48%	5/1/2021		15,780
University Town Center	CMBS	5.48%	6/1/2021		18,690
Village at Bay Park	CMBS	5.58%	6/1/2021		9,183
Silver Springs Pointe	CMBS	5.03%	7/1/2021		8,800
Lake Mary Plaza	CMBS	5.10%	7/1/2021		5,080
Bayport Commons	CMBS	5.44%	9/1/2021		12,289
Eddy Street Commons	CMBS	5.44%	9/1/2021		23,875
Four Property Pool Loan	CMBS	5.44%	9/1/2021		35,732
2021 Debt Maturities					171,723	10.0%

See footnotes on next page

p. 15	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2016 (CONTINUED)

($ in thousands)
Property	Lender(s)	Interest Rate[1]	Maturity Date	Total Commitment	Balance as of March 31, 2016	% of Total Outstanding

Centre at Panola, Phase I	CMBS	6.78%	1/1/2022		$2,200
Palm Coast Landing	CMBS	5.00%	3/1/2022		22,550
Bayonne Crossing	CMBS	4.18%	4/1/2022		45,000
Saxon Crossing	CMBS	4.65%	7/1/2022		11,400
Merrimack Village Center	CMBS	4.36%	7/6/2022		5,445
Shops at Moore	CMBS	4.29%	9/1/2022		21,300
Shops at Julington Creek	CMBS	4.60%	9/1/2022		4,785
Centre Point Commons	CMBS	4.34%	10/1/2022		14,410
Unsecured Term Loan	KeyBank (Admin. Agent)	LIBOR + 160	10/26/2022	200,000	100,000
Miramar Square	CMBS	4.16%	12/1/2022		31,625
2022 Debt Maturities					258,715	15.0%

Centennial Gateway / Eastgate [7]	CMBS	3.81%	1/1/2023		44,385
Crossing at Killingly Commons [7]	Huntington Bank	LIBOR + 170	1/1/2023		33,000
Centennial Center [7]	CMBS	3.83%	1/6/2023		70,455
Eastern Beltway [7]	CMBS	3.83%	1/6/2023		34,100
The Corner	CMBS	4.10%	3/1/2023		14,750
Chapel Hill	CMBS	3.78%	4/1/2023		18,250
Senior Unsecured Note	Various	4.23%	9/10/2023		95,000
2023 Debt Maturities					309,940	18.0%

Senior Unsecured Note	Various	4.47%	9/10/2025		80,000
Senior Unsecured Note	Various	4.57%	9/10/2027		75,000
Rampart Commons	CMBS	5.73%	6/10/2030		11,723
2024 And Beyond Debt Maturities					166,723	9.7%
NET PREMIUMS ON ACQUIRED DEBT & ISSUANCE COSTS, NET					6,458
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$1,730,787

____________________
1	At March 31, 2016, one-month LIBOR was 0.44%.
2	Loan has a four year extension option.
3	Property is held in a joint venture. The loan is guaranteed by Kite Realty Group, LP. See Joint Venture Summary on page 13 for additional detail.
4	Assumes Company exercises its option to extend the maturity date by one year.
5	The Company has 96 unencumbered properties of which 88 are wholly owned and included in the unencumbered property pool of our unsecured facilities.
6	Assumes Company exercises its option to extend the maturity date by six months.
7	Property is held in a joint venture. See Joint Venture Summary on page 13 for additional detail.

p. 16	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

TOP 10 RETAIL TENANTS BY TOTAL GROSS LEASABLE AREA (GLA)

As of March 31, 2016

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2016.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA	Ground Lease GLA	Number of Anchor Owned Locations	Anchor Owned GLA
Wal-Mart Stores, Inc.	14	2,376,540	6	203,742	811,956	8	1,360,842
Target	16	2,301,943	—	—	—	16	2,301,943
Lowe's Companies, Inc.	14	2,072,666	5	128,997	650,161	9	1,293,508
Publix Super Markets, Inc.	18	874,748	18	874,748	—	—	—
Home Depot Inc.	6	788,167	1	—	131,858	5	656,309
Kohls Corporation	9	782,386	5	184,516	244,010	4	353,860
TJX Companies, Inc.[1]	22	656,817	22	656,817	—	—	—
Ross Stores, Inc.	17	485,673	17	485,673	—	—	—
Bed Bath & Beyond, Inc.[2]	18	470,319	18	470,319	—	—	—
Dick's Sporting Goods, Inc.[3]	9	440,502	9	440,502	—	—	—
Total	143	11,249,761	101	3,445,314	1,837,985	42	5,966,462

____________________
1	Includes TJ Maxx, Home Goods and Marshalls, all of which are owned by the same parent company.
2	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, all of which are owned by the same parent company.
3	Includes Dick's Sporting Goods, Field & Stream and Golf Galaxy, all of which are owned by the same parent company.

p. 17	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

TOP 25 TENANTS BY ANNUALIZED BASE RENT

As of March 31, 2016

($ in thousands)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2016.

Tenant	Number of Stores	Leased GLA/NRA[2]	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent[1]	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent
Publix Super Markets, Inc.	18	874,748	3.5%	$8,501	$9.72	3.2%
TJX Companies, Inc.[3]	22	656,817	2.6%	6,707	10.21	2.5%
Petsmart, Inc.	19	395,727	1.6%	5,887	14.88	2.2%
Bed Bath & Beyond, Inc.[4]	18	470,319	1.9%	5,711	12.14	2.1%
Ross Stores, Inc.	17	485,673	2.0%	5,281	10.87	2.0%
Lowe's Companies, Inc.	5	128,997	0.5%	5,039	6.47	1.9%
Office Depot (11) / Office Max (7)	18	368,482	1.5%	5,029	13.65	1.9%
Dick's Sporting Goods, Inc.[7]	9	440,502	1.8%	4,681	10.63	1.7%
Ascena Retail Group[6]	37	218,257	0.9%	4,371	20.03	1.6%
Michaels Stores, Inc.	13	278,111	1.1%	3,696	13.29	1.4%
Wal-Mart Stores, Inc.	6	203,742	0.8%	3,655	3.60	1.4%
LA Fitness	5	208,209	0.8%	3,447	6.81	1.3%
Nordstrom, Inc.	5	170,545	0.7%	3,122	18.30	1.2%
Best Buy Co., Inc.	6	213,604	0.9%	3,046	14.26	1.1%
Kohl's Corporation	5	184,516	0.7%	2,927	15.86	1.1%
Toys R Us	6	179,316	0.7%	2,924	16.31	1.1%
National Amusements	1	80,000	0.3%	2,898	36.22	1.1%
Mattress Firm Holdings Corp (19) / Sleepy's (5)	24	108,151	0.4%	2,894	26.76	1.1%
Petco Animal Supplies, Inc.	12	167,455	0.7%	2,747	16.41	1.0%
The Gap[8]	11	180,155	0.7%	2,693	14.95	1.0%
DSW	8	157,133	0.6%	2,221	14.13	0.8%
Walgreens	4	67,212	0.3%	2,099	31.23	0.8%
Frank Theatres	2	122,224	0.5%	2,081	17.02	0.8%
Stein Mart, Inc.	8	275,222	1.1%	2,023	7.35	0.8%
Ulta Salon Cosmetics	9	96,949	0.4%	1,979	20.41	0.7%
TOTAL	288	6,732,066	27.0%	$95,659	$11.29	35.8%

____________________
1	Annualized base rent represents the monthly contractual rent for March 31, 2016 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements.
2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
3	Includes TJ Maxx (13), Marshalls (7) and HomeGoods (2), all of which are owned by the same parent company.
4	Includes Bed Bath and Beyond (10), Buy Buy Baby (4) Christmas Tree Shops (1) and Cost Plus (3), all of which are owned by the same parent company.
5	Annualized base rent and percent of total portfolio includes ground lease rent.
6	Includes Ann Taylor (5), Catherine's (2), Dress Barn (11), Lane Bryant (8), Justice Stores (7) and Maurices (4), all of which are owned by the same parent company.
7	Includes Dick's Sporting Goods (7), Field & Stream (1) and Golf Galaxy (1), all of which are owned by the same parent company.
8	Includes Banana Republic (1), Gap (1) and Old Navy (9), all of which are owned by the same parent company.

p. 18	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

RETAIL LEASING SUMMARY[1]

			Retail Only - Comparable Space
Category	Total Leases	Total Sq. Ft.	Leases[2]	Sq. Ft.	Prior Rent PSF[3]	New Rent PSF[4,5]	Rent Spread	Same Space TI PSF [6]
New Leases - Q1, 2016	36	119,632	12	48,192	$19.29	$21.49	11.4%	$53.14
New Leases - Q4, 2015	59	172,378	19	63,681	$16.11	$19.49	21.0%	$67.68
New Leases - Q3, 2015	59	280,741	24	68,783	$14.98	$20.50	36.9%	$30.79
New Leases - Q2, 2015	35	126,969	15	42,827	$19.98	$21.56	7.9%	$32.83
New Leases - Q1, 2015	35	140,104	10	38,583	$16.48	$19.51	18.4%	$37.55

Renewals - Q1, 2016	52	285,706	52	285,706	$15.34	$16.42	7.1%	$1.30
Renewals - Q4, 2015	49	332,515	49	332,515	$13.59	$15.31	12.7%	$1.59
Renewals - Q3, 2015	48	515,492	48	515,492	$8.92	$9.61	7.7%	$0.56
Renewals - Q2, 2015	42	292,568	42	292,568	$12.59	$13.59	8.0%	$0.71
Renewals - Q1, 2015	42	237,366	42	237,366	$13.01	$13.93	7.1%	$0.86

Total - Q1, 2016	88	405,338	64	333,898	$15.91	$17.15	7.8%	$8.78
Total - Q4, 2015	108	504,893	68	396,196	$13.99	$15.98	14.2%	$20.33
Total - Q3, 2015	107	796,233	72	584,275	$9.63	$10.89	13.1%	$4.32
Total - Q2, 2015	77	419,537	57	335,395	$13.53	$14.61	8.0%	$4.87
Total - Q1, 2015	77	377,470	52	275,949	$13.49	$14.71	9.0%	$5.99

________________
1
Comparable space leases on this report are included for retail properties only. Office leases at our two commercial properties, Thirty South Meridian and Eddy Street, are included in the totals and ground leases are excluded.

2	Comparable leases represent those leases signed for which there was a former tenant within the last 12 months.
3	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
4	All amounts reported at lease execution.
5	Contractual rent represents contractual minimum rent per square foot for the first 12 months of the lease.
6
Includes costs of landlord work and tenant allowances provided to tenants. Excluding the costs associated with an anchor lease the Q1, 2016 new lease amount would have been $19.38 psf. Excluding the costs associated with two anchor leases the Q4, 2015 new lease amount would be $33.80 psf.

p. 19	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

LEASE EXPIRATIONS – OPERATING PORTFOLIO

As of March 31, 2016

($ in thousands)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2016.

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2016	171	698,387	4.4%	$11,072	4.5%	$15.83	$—
2017	258	1,629,125	10.2%	26,447	10.7%	16.23	226
2018	345	2,163,446	13.6%	35,451	14.3%	16.39	1,588
2019	255	1,714,171	10.8%	25,083	10.1%	14.63	652
2020	245	2,184,567	13.7%	29,274	11.8%	13.40	1,651
2021	230	1,527,804	9.6%	24,218	9.8%	15.86	822
2022	109	1,005,476	6.3%	16,456	6.6%	16.37	1,048
2023	116	1,022,122	6.4%	15,929	6.4%	15.58	360
2024	92	1,031,733	6.5%	19,869	8.0%	19.26	548
2025	69	684,795	4.3%	11,378	4.6%	16.63	806
Beyond	127	2,282,280	14.2%	33,025	13.3%	14.48	10,980
	2,017	15,943,906	100.0%	$248,202	100.0%	$15.57	$18,681

____________________
1	Lease expiration table reflects rents in place as of March 31, 2016 and does not include option periods; 2016 expirations include 20 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for March 2016 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 20	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS[1]

As of March 31, 2016

($ in thousands)

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2016.

	Number of Expiring Leases[2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2016	12	323,325	2.0%	$3,394	1.4%	$10.50	$—
2017	39	990,665	6.2%	11,711	4.7%	11.82	—
2018	50	1,388,073	8.7%	16,302	6.6%	11.74	1,194
2019	36	1,150,141	7.2%	11,356	4.6%	9.87	—
2020	42	1,677,828	10.5%	17,217	6.9%	10.26	1,111
2021	38	977,044	6.1%	11,012	4.4%	11.27	318
2022	29	693,478	4.3%	9,118	3.7%	13.15	745
2023	26	684,799	4.3%	8,017	3.2%	11.71	260
2024	22	760,926	4.8%	13,449	5.4%	17.67	260
2025	18	454,436	2.9%	6,021	2.4%	13.25	381
Beyond	50	1,994,334	12.5%	25,743	10.4%	12.91	6,604
	362	11,095,049	69.6%	$133,340	53.7%	$12.02	$10,873

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.
2	Lease expiration table reflects rents in place as of March 31, 2016 and does not include option periods.
3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.
4	Annualized base rent represents the monthly contractual rent for March 2016 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 21	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

LEASE EXPIRATIONS – RETAIL SHOPS

As of March 31, 2016

($ in thousands)

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business as of March 31, 2016.

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2016	158	374,348	2.3%	$7,666	3.1%	$20.48	$—
2017	217	555,350	3.5%	13,235	5.3%	23.83	226
2018	293	757,536	4.8%	18,758	7.6%	24.76	394
2019	218	558,777	3.5%	13,626	5.5%	24.39	652
2020	201	493,428	3.1%	11,800	4.8%	23.91	540
2021	190	543,398	3.4%	13,033	5.3%	23.98	505
2022	77	260,952	1.6%	6,465	2.6%	24.77	304
2023	88	304,335	1.9%	7,286	2.9%	23.94	100
2024	68	201,780	1.3%	5,319	2.1%	26.36	288
2025	48	150,719	0.9%	4,087	1.6%	27.11	425
Beyond	76	280,446	1.8%	7,080	2.9%	25.24	4,376
	1,634	4,481,069	28.1%	$108,355	43.7%	$24.18	$7,810

____________________
1	Lease expiration table reflects rents in place as of March 31, 2016, and does not include option periods; 2016 expirations include 20 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land we own and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for March 2016 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 22	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

LEASE EXPIRATIONS – OFFICE TENANTS

As of March 31, 2016

($ in thousands)

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2016	1	714	—	$12	—	$16.50
2017	2	83110	0.5%	1,501	0.6%	18.06
2018	2	17,837	0.1%	391	0.2%	21.90
2019	1	5,253	—	101	—	19.25
2020	2	13,311	0.1%	256	0.1%	19.25
2021	1	6,162	—	142	0.1%	23.00
2022	3	51,046	0.3%	874	0.4%	17.11
2023	2	32,988	0.2%	625	0.3%	18.96
2024	2	69,027	0.4%	1,101	0.4%	15.95
2025	3	79,640	0.5%	1,270	0.5%	15.95
Beyond	2	8,700	0.1%	234	0.1%	26.93
	21	367,788	2.3%	$6,507	2.6%	$17.69

____________________
1	Lease expiration table reflects rents in place as of March 31, 2016 and does not include option periods. This column also excludes ground leases.
2	Lease expiration table reflects rents in place as of March 31, 2016 and does not include option periods. This column also excludes ground leases.
3	Annualized base rent represents the monthly contractual rent for March 2016 for each applicable tenant multiplied by 12. Excludes tenant reimbursements.

p. 23	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

DEVELOPMENT PROJECTS UNDER CONSTRUCTION

As of March 31, 2016

($ in thousands)

Project	Company Ownership %	MSA	Projected Stabilization Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[4]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost	Cost Incurred as of March 31, 2016[6]	Major Tenants and Non-owned Anchors
Holly Springs Towne Center, NC - Phase II	100%	Raleigh	Q2, 2016	122,001	154,001	77.7%	91.1%	47,500	$42,776	Target (non-owned), Carmike Cinemas, Bed Bath & Beyond, DSW
Parkside Town Commons, NC - Phase II	100%	Raleigh	2H 2016	297,277	347,642	61.0%	87.4%	81,200	78,991	Frank Theatres, Golf Galaxy, Field & Stream, Stein Mart, Chuy's, Starbucks, Panera Bread
Tamiami Crossing, FL	100%	Naples	Q2, 2016	121,578	141,578	87.7%	100.0%	45,000	44,209	Stein Mart, Ross, Marshalls, Michaels, PetSmart, Ulta
Total				540,856	643,221	70.8%	91.1%	$173,700	$165,976
Cost incurred as of March 31, 2016 included in Construction in Progress on the balance sheet									$66,869

Annualized Development / Redevelopment Cash NOI Summary
Projected Stabilized Total Cash NOI from projects above	$10,721
Cash NOI Included in Income Statement for Three Months Ended March 31, 2016	(3,040)
Remaining Development Cash NOI from projects above	7,681
Remaining Transitional Redevelopment Cash NOI[7]	1,222
Total Remaining Annual Cash NOI	$8,903

Summary of Construction In Progress on Consolidated Balance Sheet:
Cost incurred for development projects under construction	$66,869
Deerwood Apartments - Jacksonville, FL	21,692
Holly Springs Towne Center - Phase III	5,653
Miscellaneous tenant improvements and small projects	19,396
Construction In Progress on Consolidated Balance Sheet	$113,610

____________________
1	Stabilization date represents the sooner of one year from project opening date and / or substantially occupied.
2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.
5
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 14,909 square feet for which the Company has signed non-binding letters of intent.

6	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.
7	Additional NOI relating to redevelopment projects moved to the operating portfolio as near stabilization.

p. 24	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

IN-PROCESS REDEVELOPMENT, REPOSITION, AND REPURPOSE PROJECTS

($ in thousands)

Property	Location	Description	Projected ROI	Projected Cost	Percent Spent	Est. Stabilized Period
Bolton Plaza, Phase II	Jacksonville	Replace existing vacant shop space with 22,000 square foot junior anchor and center upgrades.	11.0% - 12.0%	$6,000 - $7,000	8%	1H 2017
Castleton Crossing	Indianapolis	Demolition of existing structure to create new outparcel small shop building.	10.0% - 10.5%	$3,000 - $4,000	3%	1H 2017
City Center*	White Plains	Reactivating street level retail components and enhancing overall shopping experience within multilevel project.	6.5% - 7.0%	$15,000 - $16,000	5%	1H 2018
Northdale Promenade*	Tampa	Multi-phase project involving rightsizing of an existing shop tenant to accommodate construction of new junior anchor, and the demolition of shop space to add another junior anchor, enhancement of space visibility, and improvement of overall small shop mix.	9.5% - 10.0%	$5,000 - $6,000	18%	1H 2017
Portofino Shopping Center, Phase I1	Houston	Addition of two small shop buildings on outparcels.	8.0% - 8.5%	$5,000 - $6,000	5%	YE 2017

In-Process Redevelopment, Reposition, Repurpose Totals			9.0% - 11.0%	$34,000 - $39,000	8%

____________________
1	The projected ROI, cost, and estimated stabilized period only refer to the initial phase of the project at Portofino.

*	Asterisk represents assets removed from the operating portfolio.

p. 25	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

REDEVELOPMENT, REPOSITION, AND REPURPOSE OPPORTUNITIES

($ in thousands)

REDEVELOPMENT	Location	Description
Beechwood Promenade*	Athens	Remerchandising opportunity across vacant shop space to re-engage university town and drive traffic to center; considering self storage opportunities.
Bridgewater Marketplace	Indianapolis	Creation of new outparcel building to relocate existing shop space. Replacing vacant shop space with 15,000 square foot junior anchor.
Burnt Store Promenade	Punta Gorda	New building construction of current grocer into 45,000 square foot space. New 20 year lease and center upgrades.
Courthouse Shadows*	Naples	Recapture of natural lease expiration; demolition of the site to add a large format single tenant ground lease as well as an additional outparcel development.
Fishers Station*	Indianapolis	Demolition, expansion, and replacement of previous anchor.
Hamilton Crossing Centre*	Indianapolis	Recapture of lease expiration; substantially enhancing merchandising mix and replacing available anchor tenant.
Portofino Shopping Center, Phase II	Houston	Demolition and expansion of existing vacant space to accommodate new luxury junior anchor; rightsizing of 25,000 square foot junior anchor, and relocation of shop tenants.
Rampart Commons*	Las Vegas	Addition of new tenants replacing expiring leases. Upgrades to building façades and hardscape through the center.
Targeted Return		10.0% - 11.0%
Expected Cost		$55,000 - $60,000

REPOSITION[1]	Location	Description
Centennial Center	Las Vegas	General building enhancements including improved access of main entry point. Addition of two restaurants to anchor the small shop building.
Centennial Gateway	Las Vegas	Recapture of a 13,950 square foot anchor location to provide retenanting opportunity to enhance overall quality of the center; also includes additional structural improvements and building upgrades.
Hitchcock Plaza	Aiken	Replacing vacant space with building conversion for two junior anchors and incremental shop space.
Landstown Commons	Virginia Beach	Relocation of Starbucks to create drive through. General improvement of the main street area, including façade improvements and addition of pedestrian elements.
Miramar Square	Ft. Lauderdale	Remerchandising existing 20,000 square foot anchor space to enhance tenant mix; additional asset upgrades to improve position in market.
Shops at Moore	Oklahoma City	Expansion of existing vacant space to be reconstructed and occupied with the addition of a new junior anchor.
Tarpon Bay Plaza	Naples	Recapture of a junior anchor space to enhance merchandising mix and cross shopping experience; also, upgrading exterior of the center and other building improvements.
Traders Point	Indianapolis	Overhaul of existing theatre to upgrade to a premier entertainment center; renovation to include added food and beverage component and high-end / luxury improvements.
Trussville Promenade[2]	Birmingham	Replacing existing vacant small shops with 22,000 square foot junior anchor.
Targeted Return		9.5% - 10.5%
Expected Cost		$25,000 - $30,000

REPURPOSE	Location	Description
The Corner*	Indianapolis	Creation of a mixed use (retail and multi-family) development replacing an unanchored small shop center.
Targeted Return		9.0% - 9.5%
Expected Cost		$15,000 - $20,000

Total Targeted Return		9.0% - 11.0%
Total Expected Cost		$95,000 - $110,000

____________________
1	Reposition refers to less substantial asset enhancements based on internal costs.
2	Repositioning refers to Trussville I.
*	Asterisk represents assets removed from the operating portfolio.
Note:
These opportunities are merely potential at this time and are subject to various contingencies, many of which are beyond the Company's control. Targeted return is based upon our current expectations of capital expenditures, budgets, anticipated leases and certain other factors relating to such opportunities. The actual return on these investments may not meet our expectations.

p. 26	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

GEOGRAPHIC DIVERSIFICATION – ANNUAL BASE RENT BY STATE

As of March 31, 2016

($ in thousands)

	Total Operating Portfolio Excluding Developments and Redevelopments		Developments and Redevelopments		Total Operating Portfolio Including Developments and Redevelopments
	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Number of Properties	Owned GLA/NRA[1]	Annualized Base Rent - Ground Leases	Total Annualized Base Rent	Percent of Annualized Base Rent
Florida	4,332,577	$61,154	303,526	$2,422	39	4,636,103	$3,611	$67,187	25.2%
Texas	2,275,937	32,265	—	—	12	2,275,937	1,071	33,336	12.5%
Indiana	2,181,897	28,922	295,629	2,184	22	2,477,526	1,053	32,159	12.0%
Nevada	847,724	18,164	81,292	2,136	7	929,016	3,787	24,087	9.0%
North Carolina	739,994	13,146	419,278	3,486	9	1,159,272	3,158	19,790	7.4%
Oklahoma	819,975	11,524	—	—	5	819,975	1,188	12,712	4.8%
New York	—	—	313,139	9,444	1	313,139	—	9,444	3.5%
Georgia	394,419	4,760	353,970	3,438	4	748,389	500	8,698	3.3%
New Jersey	246,040	5,704	—	—	2	246,040	2,251	7,955	3.0%
Virginia	399,047	7,039	—	—	1	399,047	294	7,333	2.7%
Utah	384,692	6,190	—	—	2	384,692	162	6,352	2.4%
Indiana - Office	369,556	6,260	—	—	2	369,556	—	6,260	2.3%
Tennessee	406,412	6,078	—	—	2	406,412	—	6,078	2.3%
South Carolina	515,232	5,386	—	—	3	515,232	—	5,386	2.0%
Alabama	509,591	4,544	—	—	2	509,591	201	4,745	1.8%
Connecticut	208,929	3,276	—	—	1	208,929	939	4,215	1.6%
Illinois	310,865	4,138	—	—	3	310,865	—	4,138	1.6%
Arizona	79,902	2,241	—	—	1	79,902	—	2,241	0.8%
Ohio	236,230	2,142	—	—	1	236,230	—	2,142	0.8%
Wisconsin	82,254	1,172	—	—	1	82,254	381	1,553	0.6%
New Hampshire	78,892	986	—	—	1	78,892	85	1,071	0.4%
	15,420,165	$225,091	1,766,834	$23,110	121	17,186,999	$18,681	$266,882	100.0%

____________________
1	Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It also excludes the square footage of Union Station Parking Garage.

p. 27	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of March 31, 2016

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per SqFt	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Alabama
Clay Marketplace	Birmingham	1966/2003	63,107	44,840	18,267	97.6%	100.0%	91.5%	$12.36	Publix
Trussville Promenade	Birmingham	1999	446,484	354,010	92,474	93.3%	100.0%	67.5%	9.08	Wal-Mart, Regal Cinemas, Marshalls, Big Lots, Petsmart, Dollar Tree	Kohl's, Sam's Club
Arizona
The Corner	Tucson	2008	79,902	55,883	24,019	100.0%	100.0%	100.0%	28.05	Nordstrom Rack, Total Wine & More	Home Depot
Connecticut
Crossing at Killingly Commons[3]	Killingly	2010	208,929	148,250	60,679	96.0%	100.0%	86.2%	16.34	TJ Maxx, Bed Bath & Beyond, Michaels, Petco, Staples, Stop & Shop Supermarket, Lowe's Home Improvement	Target
Florida
12th Street Plaza	Vero Beach	1978/2003	135,016	121,376	13,640	97.9%	100.0%	79.2%	9.56	Publix, Stein Mart, Tuesday Morning, Sunshine Furniture, Planet Fitness
Bayport Commons	Tampa	2008	97,193	71,540	25,653	95.4%	100.0%	82.6%	15.90	Gander Mountain, Petsmart, Michaels	Target
Bolton Plaza	Jacksonville	1986/2014	165,555	136,195	29,360	91.4%	100.0%	51.3%	9.66	LA Fitness, Academy Sports, Marshalls
Burnt Store Promenade	Punta Gorda	1989	95,787	45,600	50,187	73.9%	100.0%	50.2%	7.99	Publix	Home Depot
Centre Point Commons	Bradenton	2007	119,275	93,574	25,701	100.0%	100.0%	100.0%	16.98	Best Buy, Dick's Sporting Goods, Office Depot	Lowe's Home Improvement
Cobblestone Plaza	Ft. Lauderdale	2011	133,213	68,169	65,044	100.0%	100.0%	100.0%	26.76	Whole Foods, Party City, All Pets Emporium
Colonial Square	Fort Myers	2010	182,358	146,283	36,075	92.2%	100.0%	60.6%	13.72	Around the Clock Fitness, Dollar Tree, Hobby Lobby, Petsmart, Sports Authority, Kohl's
Cove Center	Stuart	1984/2008	155,063	130,915	24,148	94.9%	100.0%	67.2%	9.11	Publix, Beall's, Ace Hardware
Delray Marketplace[3]	Delray	2013	260,094	118,136	141,958	95.1%	100.0%	91.0%	24.93	Frank Theatres, Publix, Jos. A. Bank, Carl's Patio, Chicos, Charming Charlie, Ann Taylor, Burt & Max's
Estero Town Commons	Naples	2006	25,631	—	25,631	83.2%	—	83.2%	14.50	Lowe's Home Improvement
Gainesville Plaza	Gainesville	1970/2015	162,659	125,128	37,531	81.6%	100.0%	20.3%	9.42	Ross Dress for Less, Burlington Coat Factory, 2nd and Charles, Save a Lot
Hunter's Creek Promenade	Orlando	1994	119,729	55,999	63,730	98.9%	100.0%	97.9%	13.97	Publix
Indian River Square	Vero Beach	1997/2004	142,706	109,000	33,706	94.9%	100.0%	78.3%	10.91	Beall's, Office Depot, Dollar Tree	Target
International Speedway Square	Daytona	1999/2013	233,443	203,405	30,038	99.5%	100.0%	96.0%	11.27	Bed, Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Total Wine & More, Shoe Carnival
King's Lake Square	Naples	1986/2014	88,314	57,131	31,183	96.2%	100.0%	89.3%	17.08	Publix, Royal Fitness
Lake City Commons	Lake City	2008	66,516	45,600	20,916	96.5%	100.0%	88.8%	14.32	Publix
Lake City Commons - Phase II	Lake City	2011	16,291	12,131	4,160	100.0%	100.0%	100.0%	14.99	Petsmart
Lake Mary Plaza	Orlando	2009	21,370	14,880	6,490	100.0%	100.0%	100.0%	37.10	Walgreens
Lakewood Promenade	Jacksonville	1948/1998	196,796	77,840	118,956	85.3%	100.0%	75.7%	12.23	SteinMart, Winn Dixie
Lithia Crossing	Tampa	2003/2013	90,499	53,547	36,952	100.0%	100.0%	100.0%	14.83	Stein Mart, Fresh Market
Miramar Square	Ft. Lauderdale	2008	224,794	137,505	87,289	84.8%	85.5%	83.7%	15.39	Kohl's, Miami Children's Hospital, Dollar General
Palm Coast Landing	Palm Coast	2010	168,297	100,822	67,475	96.7%	100.0%	91.9%	18.47	Michaels, Petsmart, Ross Dress for Less, TJ Maxx, Ulta Salon	Target
Pine Ridge Crossing	Naples	1993	105,867	66,351	39,516	97.8%	100.0%	94.1%	16.55	Publix, Party City	Beall's, Target

See footnotes on page 32

p. 28	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of March 31, 2016

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sq. ft.	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Pleasant Hill Commons	Orlando	2008	70,642	45,600	25,042	93.5%	100.0%	81.6%	$14.41	Publix
Publix at St. Cloud	St. Cloud	2003	78,820	54,379	24,441	98.5%	100.0%	95.1%	12.98	Publix
Riverchase Plaza	Naples	1991/2001	78,291	48,890	29,401	100.0%	100.0%	100.0%	15.79	Publix
Saxon Crossing	Orange City	2009	119,894	95,304	24,590	98.6%	100.0%	93.1%	14.77	Hobby Lobby, LA Fitness	Lowe's Home Improvement, Target
Shops at Eagle Creek	Naples	1983/2013	70,805	50,187	20,618	91.3%	100.0%	70.2%	15.04	Fresh Market, Staples	Lowe's Home Improvement
Shops at Eastwood	Orlando	1997	69,037	51,512	17,525	100.0%	100.0%	100.0%	13.11	Publix
Shops at Julington Creek	Jacksonville	2011	40,207	21,038	19,169	100.0%	100.0%	100.0%	18.69	Fresh Market
Tarpon Springs Plaza	Naples	2007	82,547	60,151	22,396	96.6%	100.0%	87.5%	21.22	World Market, Staples	Target
Temple Terrace	Temple Terrace	2012	90,377	58,798	31,579	100.0%	100.0%	100.0%	10.84	Sweetbay, United Parcel Service
The Landing at Tradition	Port St. Lucie	2007	359,774	290,396	69,378	95.0%	100.0%	74.2%	15.32	TJ Maxx, Ulta Salon, Babies R Us, Bed Bath & Beyond, LA Fitness, Michaels, Office Max, Old Navy, Petsmart, Pier 1, Sports Authority, DSW	Target
Tradition Village Center	Port St. Lucie	2006	84,319	45,600	38,719	93.3%	100.0%	85.4%	16.72	Publix
Village Walk	Fort Myers	2009	78,533	54,340	24,193	93.8%	100.0%	80.0%	15.88	Publix
Waterford Lakes Village	Orlando	1997	77,948	51,703	26,245	100.0%	100.0%	100.0%	12.94	Winn-Dixie
Georgia
Mullins Crossing	Evans	2005	251,712	205,716	45,996	99.4%	100.0%	96.5%	11.96	Ross Dress for Less, Babies R Us, Kohls, La-Z Boy, Marshalls, Office Max, Petco	Target
Publix at Acworth	Atlanta	1996	69,628	37,888	31,740	98.3%	100.0%	96.2%	12.26	Publix
The Centre at Panola	Atlanta	2001	73,079	51,674	21,405	100.0%	100.0%	100.0%	12.72	Publix
Illinois
Fox Lake Crossing	Chicago	2002	99,072	65,977	33,095	88.9%	100.0%	66.8%	13.48	Dominick's Finer Foods, Dollar Tree
Naperville Marketplace	Chicago	2008	83,793	61,683	22,110	98.1%	100.0%	92.6%	13.33	TJ Maxx, Petsmart,
South Elgin Commons	Chicago	2011	128,000	128,000	—	100.0%	100.0%	—%	14.50	LA Fitness, Ross Dress for Less, Toy R Us	Caputo's
Indiana
54th & College	Indianapolis	2008	—	—	—	—%	—%	—%	—	The Fresh Market (ground lease)
Beacon Hill	Crown Point	2006	57,075	11,043	46,032	94.4%	100.0%	93.1%	15.11	Anytime Fitness	Strack & Van Till, Walgreens
Bell Oaks Centre	Newburgh	2008	94,811	74,122	20,689	98.5%	100.0%	93.0%	11.88	Schnuck Market
Boulevard Crossing	Kokomo	2004	124,631	74,440	50,191	95.7%	100.0%	89.4%	14.53	Petco, TJ Maxx, Ulta Salon, Shoe Carnival	Kohl's
Bridgewater Marketplace	Indianapolis	2008	40,431	14,593	25,838	63.7%	100.0%	43.2%	16.52	Goodwill	Walgreens
Castleton Crossing	Indianapolis	1975/2012	286,372	247,710	38,662	97.5%	100.0%	81.4%	11.14	K&G Menswear, Value City, TJ Maxx/Home Goods, Shoe Carnival, Dollar Tree, Burlington Coat Factory
Cool Creek Commons	Indianapolis	2005	124,646	53,600	71,046	95.6%	100.0%	92.2%	17.63	The Fresh Market, Stein Mart
Depauw University Bookstore and Café	Greencastle	2012	11,974	—	11,974	100.0%	—%	100.0%	8.36	Folletts, Starbucks
Eddy Street Commons	South Bend	2009	87,991	20,154	67,837	94.3%	100.0%	92.6%	24.44	Hammes Bookstore, Urban Outfitters
Geist Pavilion	Indianapolis	2006	63,910	29,700	34,210	96.2%	100.0%	92.8%	16.37	Goodwill, Ace Hardware
Glendale Town Center	Indianapolis	1958/2008	393,002	329,546	63,456	98.4%	100.0%	90.2%	7.25	Macy’s, Landmark Theaters, Staples, Indianapolis Library, Nexus Academy of Indianapolis	Lowe's Home Improvement, Target, Walgreens

See footnotes on page 32

p. 29	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of March 31, 2016

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sqft	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Greyhound Commons	Indianapolis	2005	9,152	—	9,152	100.0%	—%	100.0%	$18.20		Lowe's Home Improvement Center
Lima Marketplace	Fort Wayne	2008	100,461	71,521	28,940	89.7%	100.0%	64.1%	14.27	Aldi, Dollar Tree, Office Depot, Pestmart	Wal-Mart
Rangeline Crossing	Indianapolis	1986/2013	99,282	47,962	51,320	91.6%	100.0%	83.7%	21.54	Earth Fare, Walgreens
Rivers Edge	Indianapolis	2011	149,209	117,890	31,319	100.0%	100.0%	100.0%	20.21	Nordstrom Rack, The Container Store, Arhaus Furniture, Bicycle Garage of Indy, Buy Buy Baby
Stoney Creek Commons	Indianapolis	2000/2013	84,330	84,330	—	100.0%	100.0%	—%	12.39	HH Gregg, Goodwill, LA Fitness	Lowe's Home Improvement Center
Traders Point	Indianapolis	2005	279,646	238,721	40,925	98.7%	100.0%	91.3%	14.95	Dick's Sporting Goods, AMC Theatre, Marsh Supermarkets, Bed, Bath & Beyond, Michaels, Old Navy, Petsmart, Books-A-Million
Traders Point II	Indianapolis	2005	45,977	—	45,977	92.2%	—%	92.2%	25.53
Whitehall Pike	Bloomington	1999	128,997	128,997	—	100.0%	100.0%	—%	7.86	Lowe's Home Improvement Center
Nevada
Cannery Corner[3]	Las Vegas	2008	30,745	—	30,745	90.7%	—%	90.7%	34.35		Lowe's Home Improvement, Sam's Club
Centennial Center[3]	Las Vegas	2002	334,705	158,335	176,370	93.7%	100.0%	88.0%	22.84	Wal-Mart, Sam's Club, Ross Dress for Less, Big Lots, Famous Footwear, Michaels, Office Max, Party City, Petco, Rhapsodielle, Home Depot
Centennial Gateway[3]	Las Vegas	2005	193,033	139,861	53,172	85.3%	82.1%	93.5%	23.71	24 Hour Fitness, Sportsman's Warehouse, Walgreens
Eastern Beltway Center[3]	Las Vegas	1998/2006	162,444	83,982	78,462	97.4%	100.0%	94.6%	23.60	Home Consignment Center, Office Max, Petco, Ross Dress for Less, Sam's Club, Wal-Mart	Home Depot
Eastgate[3]	Las Vegas	2002	96,589	53,030	43,559	92.8%	100.0%	84.0%	22.02	99 Cent Only Store, Office Depot, Party City	Wal-Mart
Lowe's Plaza[3]	Las Vegas	2007	30,208	—	30,208	44.4%	—%	44.4%	32.22		Lowe's Home Improvement, Sam's Club
New Hampshire
Merrimack Village Center	Merrimack	2007	78,892	54,000	24,892	100.0%	100.0%	100.0%	12.50	Supervalue (Shaw's)
New Jersey
Bayonne Crossing	Bayonne	2011	106,383	52,219	54,164	100.0%	100.0%	100.0%	28.87	Michaels, New York Sports Club, Lowe's Home Improvement, Wal-Mart
Livingston Shopping Center	Newark	1997	139,657	133,177	6,480	95.4%	100.0%	—%	19.77	Cost Plus, Buy Buy Baby, Nordstrom Rack, DSW, TJ Maxx, Ulta
North Carolina
Holly Springs Towne Center	Holly Springs	2013	207,527	109,233	98,294	96.8%	100.0%	93.3%	16.49	Dick's Sporting Goods, Marshalls, Petco, Ulta Salon, Michaels	Target
Memorial Commons	Golsboro	2008	111,271	73,876	37,395	98.3%	100.0%	95.0%	12.61	Harris Teeter, Office Depot
Northcrest Shopping Center	Charlotte	2008	133,674	76,053	57,621	90.9%	86.2%	97.0%	22.18	REI, David's Bridal, Dollar Tree, Old Navy	Target
Oleander Place	Wilmington	2012	45,530	30,144	15,386	100.0%	100.0%	100.0%	16.09	Whole Foods
Perimeter Woods	Charlotte	2008	126,155	105,262	20,893	96.8%	100.0%	80.9%	20.68	Best Buy, Off Broadway Shoes, Office Max, Petsmart, Lowe's Home Improvement
Parkside Town Commons - Phase I	Cary	2015	55,373	22,500	32,873	97.6%	100.0%	96.0%	23.39	Harris Teeter, Petco	Target
Toringdon Market	Charlotte	2004	60,464	26,072	34,392	100.0%	100.0%	100.0%	20.14	Earth Fare

See footnotes on page 32

p. 30	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of March 31, 2016

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased %				Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft
Ohio
Eastgate Pavilion	Cincinnati	1995	236,230	231,730	4,500	100.0%	100.0%	100.0%	$9.07	Best Buy, Dick's Sporting Goods, Value City Furniture, Petsmart, DSW, Bed Bath & Beyond
Oklahoma
Belle Isle	Oklahoma City	2000	164,327	92,783	71,544	98.5%	100.0%	96.6%	17.18	Shoe Carnival, Old Navy, Ross Stores, Nordstrom Rack, Babies R Us	Wal-Mart
Shops at Moore	Moore	2010	259,692	187,916	71,776	100.0%	100.0%	100.0%	12.41	Bed Bath and Beyond, Best Buy, Dustee's Fashion Accessories, Hobby Lobby, Office Depot, Petsmart, Ross Dress for Less	JC Penney
Silver Springs Pointe	Oklahoma City	2001	48,444	20,515	27,929	74.6%	100.0%	56.0%	15.63	Kohls, Office Depot	Wal-Mart, Sam's Club, Home Depot
University Town Center	Norman	2009	157,018	77,097	79,921	98.2%	100.0%	96.6%	17.98	Office Depot, Petco, TJ Maxx, Ulta Salon	Target
University Town Center Phase II	Norman	2012	190,494	133,546	56,948	93.0%	100.0%	76.6%	12.31	Academy Sports, DSW, Home Goods, Michaels, Kohls
South Carolina
Hitchcock Plaza	Aiken	2006	252,370	214,480	37,890	90.8%	89.7%	97.4%	9.92	TJ Maxx, Ross Dress for Less, Academy Sports, Bed Bath and Beyond, Farmers Home Furniture, Old Navy, Petco
Shoppes at Plaza Green	Greenville	2000	194,807	172,136	22,671	94.7%	94.1%	100.0%	12.83	Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Publix at Woodruff	Greenville	1997	68,055	47,955	20,100	100.0%	100.0%	100.0%	10.75	Publix
Tennessee
Cool Springs Market	Nashville	1995	230,948	172,712	58,236	100.0%	100.0%	100.0%	15.18	Dick's Sporting Goods, Marshalls, Buy Buy Baby, DSW, Staples, Jo-Ann Fabric	Kroger
Hamilton Crossing - Phase II & III	Alcoa	2008	175,464	135,737	39,727	100.0%	100.0%	100.0%	14.66	Dicks Sporting Goods, Michaels, Old Navy, Petsmart, Ross Dress for Less
Texas
Burlington Coat Factory	San Antonio	1992/2000	107,400	107,400	—	100.0%	100.0%	—%	5.50	Burlington Coat Factory
Chapel Hill Shopping Center	Fort Worth	2001	126,755	43,450	83,305	92.5%	100.0%	88.6%	23.75	H-E-B Grocery, The Container Store, Cost Plus World Market
Colleyville Downs	Dallas	2014	185,848	142,073	43,775	93.3%	100.0%	71.6%	11.84	Whole Foods, Westlake Hardware, Vineyard's Antique Mall, Goody Goody Liquor, Petco
Kingwood Commons	Houston	1999	164,366	74,836	89,530	99.1%	100.0%	98.3%	19.38	Randall's Food and Drug, Petco, Chico's, Talbots, Ann Taylor, Jos. A. Bank
Market Street Village	Fort Worth	1970/2011	156,625	136,746	19,879	100.0%	100.0%	100.0%	12.13	Jo-Ann Fabric, Ross, Office Depot, Buy Buy Baby
Plaza at Cedar Hill	Dallas	2000/2010	303,458	244,065	59,393	99.7%	100.0%	98.3%	13.00	Sprouts Farmers Market, DSW, Ross Dress for Less, Hobby Lobby, Office Max, Marshalls, Toys “R” Us/Babies “R” Us, Home Goods
Plaza Volente	Austin	2004	156,308	105,000	51,308	94.6%	100.0%	83.5%	16.95	H-E-B Grocery
Portofino Shopping Center	Houston	1999/2010	383,509	211,858	171,651	89.1%	94.0%	83.2%	18.27	DSW, Michaels, Sports Authority, Lifeway Christian Store, SteinMart, Petsmart, Old Navy, TJ Maxx	Sam's Club
Sunland Towne Centre	El Paso	1996/2014	306,437	265,037	41,400	98.9%	100.0%	91.7%	11.75	Sprouts Farmers Market, Petsmart, Ross, Kmart, Bed Bath & Beyond, Specs Fine Wines

See footnotes on page 32

p. 31	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of March 31, 2016

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sqft	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Waxahachie Crossing	Waxahachie	2010	97,127	72,191	24,936	100.0%	100.0%	100.0%	$14.71	Best Buy, Petsmart, Ross Dress for Less	Home Depot, JC Penney
Westside Market	Dallas	2013	93,377	70,000	23,377	100.0%	100.0%	100.0%	16.12	Randall's Tom Thumb
Wheatland Town Crossing	Dallas	2012	194,727	142,302	52,425	99.2%	100.0%	97.0%	12.78	Conn's, Dollar Tree, Office Depot, Party City, Petsmart, Ross Dress for Less, Shoe Carnival	Target, Aldi
Utah
Draper Crossing	Draper	2012	164,098	115,916	48,182	94.1%	100.0%	79.8%	14.57	TJ Maxx, Dollar Tree, Downeast Home, Smiths
Draper Peaks	Draper	2012	220,594	101,464	119,130	95.0%	100.0%	90.7%	18.80	Michaels, Office Depot, Petco, Quilted Bear, Ross Dress for Less	Kohl's
Virginia
Landstown Commons	Virginia Beach	2007	399,047	217,466	181,581	92.5%	95.3%	89.1%	19.07	Bed Bath & Beyond, Best Buy, Books-A-Million, Five Below, Office Max, Pestmart, Rack Room, Ulta, Walgreens, Kirkland, AC Moore	Kohl's
Wisconsin
Village at Bay Park	Ashwaubenon	2005	82,254	23,878	58,376	91.4%	100.0%	87.9%	15.60	DSW, JC Penney

Total			15,025,692	10,295,308	4,730,384	95.4%	98.9%	87.7%	$15.24

____________________
1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.
2	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of March 31, 2016, except for Greyhound Commons and 54th & College.
3	See Joint Venture Summary on page 13.

p. 32	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

OPERATING OFFICE PROPERTIES

As of March 31, 2016

($ in thousands)

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Office Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Office Properties
Thirty South Meridian[2]	Indianapolis	1905/2002	Redeveloped	287,928	94.9%	$5,063	77.8%	$18.30	Indiana Supreme Court, City Securities, Kite Realty Group, Lumina Foundation
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Stand-alone office components of retail projects
Eddy Street Office (part of Eddy Street Commons)[4]	South Bend	2009	Developed	81,628	100.0%	1,197	18.4%	14.66	University of Notre Dame Offices
Tradition Village Office (part of Tradition Village Square)	Port St. Lucie	2006	Acquired	24,917	31.5%	246	3.8%	26.14
Total				394,473	91.2%	$6,506	100.0%	$17.69

____________________
1	Annualized Base Rent represents the monthly contractual rent for March 2016 for each applicable property, multiplied by 12.
2	Annualized Base Rent includes $793,117 from the Company and subsidiaries as of March 31, 2016, which is eliminated in consolidation for purposes of our consolidated financial statement presentation.
3	The garage is managed by a third party.
4	The Company also owns the Eddy Street Commons retail shopping center in South Bend, Indiana, along with a parking garage that serves a hotel and the office and retail components of the property.

p. 33	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

COMPONENTS OF NET ASSET VALUE

As of March 31, 2016

($ in thousands)

Cash Net Operating Income (NOI)		Supplemental Page:	Other Assets		Supplemental Page:
GAAP property NOI (incl. Ground Lease Revenue)	$65,223	12	Cash and cash equivalents	$23,307	6
Below-market lease intangibles, net	(1,208)	9	Tenant and other receivables (net of SLR)	27,176	6
Straight-line rent	(1,443)	9	Restricted cash and escrow deposits	13,345	6
Other property related revenue	(2,300)	12	Prepaid and other assets[2]	8,293	6
Ground lease ("GL") revenue	(4,670)	12, footnote 5	Undeveloped land in operating portfolio	11,500	9, footnote 3
Consolidated Cash Property NOI (excl. GL)	55,602		Land held for development	34,975	9
Annualized Consolidated Cash Property NOI (excl. ground leases)	222,408		CIP not in active development/redevelopment[3]	46,741	24
			Total Other Asset Value	$165,337
Adjustments To Normalize Annualized Cash NOI
Total remaining development / transitional redevelopment cash NOI [5]	8,903	24	Liabilities
Unconsolidated EBITDA	137	10	Mortgage and other indebtedness	$(1,730,787)	6
Minority interest EBITDA[1]	(116)	13	Accounts payable and accrued expenses	(81,772)	6
Pro forma adjustments	—		Other liabilities[4]	(17,731)	6, 9
General and administrative expense allocable to property management activities included in property expenses ($1,200 in Q1)	4,800	12, footnote 3	Debt premium and issuance costs, net	6,458	10
Total Adjustments	$13,724		Non-controlling redeemable joint venture interest	(44,100)	13
			Remaining active development spend	(7,724)	24
Annualized Normalized Portfolio Cash NOI (excl. ground leases)	236,132		Total Liabilities	$(1,875,656)
Annualized Ground Lease NOI	18,680
Total Annualized Portfolio Cash NOI	$254,812		Diluted shares and units outstanding	85,310,056	10

____________________
1	Excludes Crossing at Killingly Commons and Territory Portfolio as they're included in non-controlling redeemable joint venture interest in liabilities.
2	Excludes the Company's $2.5 million investment in an unconsolidated joint venture.
3	Includes CIP amounts for Deerwood apartments, Holly Springs Town Center - Phase III and miscellaneous tenant improvements and small projects.
4	Deferred revenue and other liabilities of $127 million less mark-to-market lease amount of $110 million.
5	Excludes the projected cash NOI and related cost from the redevelopment, reposition and repurpose opportunities outlined on page 25 and 26.

p. 34	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16

EARNINGS GUIDANCE - 2016

As of March 31, 2016

2016 Guidance[1]
FFO per diluted common share, as defined by NAREIT	$2.00 - $2.06
Transaction costs and certain other charges	$0.02 - $0.02
FFO per diluted common share, as adjusted[2]	$2.02 - $2.08

Assumptions
Sale of non-core operating properties	$50 million - $75 million
Same property NOI growth (excluding redevelopments)	2.5% - 3.5%
Percent leased at year-end	95% - 96%
General and administrative expenses	$18 million - $20 million
GAAP interest expense	$62 million - $65 million
Sale of non-depreciable assets included in other property related revenue, after tax	$1 million - $3 million

____________________
1
The Company’s 2016 guidance is based on a number of factors, many of which are outside the Company’s control and all of which are subject to change.  The Company may change its guidance during the year if actual or anticipated results vary from these assumptions, although the Company undertakes no obligation to do so.

2	FFO as adjusted excludes acquisition costs, debt extinguishment gains / losses and certain other income or charges.

p. 35	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/16